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                                   Exhibit 4.3

Series 2001-1 Prospectus, dated November 2, 2001, and Prospectus Supplement, dated November 2, 2001 (as filed with the Securities and Exchange Commission on November 5, 2001 pursuant to Rule 424(b)(2) and incorporated herein by reference thereto).